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                                                            FINAL EXECUTION COPY


                                                                   EXHIBIT 10.47

                         L-3 COMMUNICATIONS CORPORATION

                 CONSENT, WAIVER AND OMNIBUS AMENDMENT REGARDING
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT


                  This CONSENT, WAIVER AND OMNIBUS AMENDMENT REGARDING THE SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT (this "AMENDMENT") is dated as of February 25, 2003 and entered into by and among L-3 COMMUNICATIONS CORPORATION, a Delaware corporation (the "BORROWER") which is wholly owned by L-3 COMMUNICATIONS HOLDINGS, INC., a Delaware corporation ("HOLDINGS"), the Lenders party to the Credit Agreement referred to below on the date hereof (the "LENDERS"), BANK OF AMERICA, N.A., ("BOA"), as administrative agent for the Agents (as defined below) and the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), LEHMAN COMMERCIAL PAPER, INC. ("LCPI") as syndication agent and documentation agent (in such capacity, the "SYNDICATION AGENT" and the "DOCUMENTATION AGENT") and certain financial institutions named as co-agents. All capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (as defined below).

                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, the Borrower, the Lenders, the Syndication Agent, the Documentation Agent, the Administrative Agent and certain other parties have entered into the Second Amended and Restated 364 Day Credit Agreement dated as of May 16, 2001 (as amended, supplemented, restated or otherwise modified from time to time, the "CREDIT AGREEMENT");

                  WHEREAS, the Borrower desires that the Lenders consent to an extension of the Revolving 364 Day Termination Date and provide a limited waiver of compliance with certain provisions in Sections 2.5(a) and 2.17 of the Credit Agreement; and

                  WHEREAS, the Borrower has requested that certain waivers and amendments be made with respect to the Credit Agreement and certain of the other Credit Documents.

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                  SECTION 1. CONSENTS AND WAIVERS.

          1.1 Extension of Revolving 364 Day Termination Date. Borrower has requested that each Lender consent to the extension of the Revolving 364 Day Termination Date for an additional 364 day period commencing on the "Extension Effective Date" (as defined below) (the


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"REQUESTED EXTENSION"). The Borrower has also requested that each Lender waive the requirements in subsection 2.5(a) of the Credit Agreement that (i) the Borrower's request for the proposed Requested Extension be made no earlier than 60 days and no later than 55 days prior to the scheduled Revolving 364 Day Termination Date (the "NOTICE LIMITATION"), (ii) each Lender shall advise the Administrative Agent and the Borrower whether such Lender consents to the Requested Extension not later than 30 days after receipt of notice of the proposed Requested Extension (the "RESPONSE PERIOD") and (iii) the Borrower provide the Administrative Agent with no less than 5 days' prior written notice (the "FIVE DAY PERIOD") of the Borrower's election to exercise the Extension Option with only those Lenders constituting Extending Lenders in accordance with subsection 2.5(a) of the Credit Agreement (the "EXERCISE NOTICE"). In addition, the Borrower has been advised by certain Lender(s) (each a "NONCONSENTING LENDER") that such Nonconsenting Lender(s) do not desire to consent to the Requested Extension. Solely in connection with the Requested Extension, Borrower requests that the 5 Business Day prior notice requirement for replacing such a Nonconsenting Lender in subsection 2.17 of the Credit Agreement be waived (the "NONCONSENTING LENDER NOTICE PERIOD"). Subject to the satisfaction of the conditions precedent to this Amendment set forth in Section 5 hereof, each Lender executing this Amendment hereby (i) consents to the Requested Extension and agrees to waive the Notice Limitation, the Response Period and the Nonconsenting Lender Notice Period solely with respect to the Requested Extension and (ii) waives the delivery of the Exercise Notice in the Five Day Period, provided that such Exercise Notice shall be delivered to the Administrative Agent on or prior to the Extension Effective Date.

          1.2 Consent to Extension of Time for Compliance with Section 6.10 Obligations. Borrower hereby advises the Lenders that Borrower has acquired each of the entities described on Annex 1.2 hereof (the "ADDITIONAL ENTITIES") and may not be successful in completing compliance with the terms of Section 6.10 of the Credit Agreement for each of the Additional Entities prior to the Extension Effective Date. Borrower hereby requests that the Required Lenders consent to extend until March 25, 2003 the date for Borrower's compliance with Section 6.10 regarding the Additional Entities (the "SECTION 6.10 CONSENT"). Subject to the satisfaction of the conditions precedent to this Amendment set forth in Section 5 hereof, each Lender executing this Amendment hereby consents to the Section
6.10 Consent and waives the effect of any noncompliance with Section 6.10 arising prior to Extension Effective Date with respect to the Additional Entities.

          1.3 Rollover Fee. Subject to the occurrence of the Extension Effective Date, the Borrower hereby agrees to pay to each Lender consenting to the Requested Extension and the waiver of the Notice Limitation (each such Lender, a "CONSENTING LENDER") a non-refundable fee (the "ROLLOVER FEE") in the amount set forth in that certain fee letter pertaining to this Amendment on that portion of such Consenting Lender's Commitment which is subject to the Requested Extension (but shall not include any portion of any Commitment purchased and assumed by such Lender under Section 2 of this Amendment on which such Lender is receiving a New Money Fee pursuant to subsection 1.4 below). The Rollover Fee owing to each Consenting Lender shall be paid in immediately available funds by the Borrower to the Administrative Agent for the benefit of such Consenting Lenders not later than noon (New York time) on the first Business Day following the occurrence of the Extension Effective Date.


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          1.4     New Money Fee. Subject to the occurrence of the Extension
Effective Date, the Borrower hereby agrees to pay to each Supplemental Lender (as defined in Section 2 below) and Consenting Lender purchasing and assuming any Commitments of any Nonconsenting Lender(s) and/or Consenting Lenders pursuant to Section 2 of this Amendment a new money fee (the "NEW MONEY FEE") in the amount set forth in that certain fee letter pertaining to this Amendment, which New Money Fee will be based and payable on the Commitments purchased and assumed by such Supplemental Lender and/or Consenting Lender pursuant to Section 2 of this Amendment.

                  SECTION 2. EXTENSION EFFECTIVE DATE ASSIGNMENTS.

          2.1 On and as of the Extension Effective Date, each Nonconsenting Lender, Consenting Lender and party signing this Amendment as a Lender which, prior to the Extension Effective Date, was not a Lender under the Credit Agreement (each such new Lender, a "SUPPLEMENTAL LENDER") shall sell, assign and transfer, or purchase and assume, as the case may be, such interests in the Commitments and the Loan Exposure of the Nonconsenting Lenders and Consenting Lenders immediately prior to the Extension Effective Date, as shall be necessary in order that, after giving effect to all such assignments and purchases, the Commitments and the Loan Exposure will be held by the Consenting Lenders and the Supplemental Lender(s) as set forth in Schedule I to this Amendment. Each Consenting Lender and Supplemental Lender purchasing interests of any type under this Section shall be deemed to have purchased such interests from each Nonconsenting Lender and Consenting Lender selling interests of such type ratably in accordance with the amounts of such interests sold by such Nonconsenting Lenders and Consenting Lenders. The assignments and purchases provided for in this Section shall be without recourse, warranty or representation, except that each Nonconsenting Lender and Consenting Lender assigning any interests shall be deemed to have represented that it is the legal and beneficial owner of the interests assigned by it and that such interests are free and clear of any adverse claim, and the purchase price for each such assignment and purchase shall equal the principal amount of the Loans purchased. All accrued but unpaid interest and fees due and owing thereon through but not including the Extension Effective Date shall be paid to such Nonconsenting Lender by Borrower on or as of the Extension Effective Date. On the Extension Effective Date, the Nonconsenting Lenders shall cease to be parties to the Credit Agreement and shall be released from all further obligations thereunder and shall have no further rights to or interest in any of the Collateral (as defined in the Credit Agreement); provided, however, that the Nonconsenting Lenders shall continue to be entitled to the benefits of Sections 2.14, 2.15, 2.16, 9.7, 10.5 and 10.16 of the Credit Agreement as in effect immediately prior to the Extension Effective Date.

          2.2 On the Extension Effective Date, (i) each Consenting Lender and Supplemental Lender that is purchasing interests in the Loan Exposure and Commitments pursuant to subsection 2.1 above shall pay the purchase price for the interests purchased by it pursuant to such subsection 2.1 by wire transfer of immediately available funds to the Administrative Agent not later than 1:00 p.m. (New York time), and (ii) the Administrative Agent shall pay to each Nonconsenting Lender and Consenting Lender that is assigning interests in Loan Exposure and Commitments pursuant to subsection 2.1 above, out of the amounts received by the Administrative Agent from each Consenting Lender and Supplemental Lender pursuant to clause (i) of this subsection 2.2, the purchase price for the interests assigned by it pursuant to such



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subsection 2.1 by wire transfer of immediately available funds not later than
3:00 p.m. (New York time).

          2.3 Each of the parties hereto hereby consents to the assignments and purchases provided for in subsections 2.1 and 2.2 above and effective upon the Extension Effective Date agrees that (i) each Consenting Lender and Supplemental Lender that is purchasing or accepting interests in the Commitments and the Loan Exposure pursuant to subsection 2.1 above are assignees of the Nonconsenting Lenders and certain Consenting Lenders permitted under Section
10.6 of the Credit Agreement, (ii) each Supplemental Lender shall be a party to the Credit Agreement, (iii) each Consenting Lender and Supplemental Lender shall have all the rights and obligations of a Lender under the Credit Agreement and the other Credit Documents with respect to the interests purchased by it pursuant to such subsections. If requested by any Consenting Lender or Supplemental Lender, the Borrower shall execute and deliver to such Lender (and deliver a copy thereof to the Administrative Agent) one or more promissory notes evidencing the Loans and Commitments of such Lender in accordance with subsection 2.5(i) of the Credit Agreement.

          2.4 Each Supplemental Lender (a) represents and warrants that it is legally authorized to enter into this Amendment; (b) confirms that it has received a copy of the Credit Agreement together with copies of the financial statements delivered pursuant to Section 4.1 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (c) agrees that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to clause (b) of subsection 2.15 of the Credit Agreement.

                  SECTION 3. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of each of the conditions to effectiveness set forth in Section 6 of this Amendment, Borrower and the Required Lenders hereby agree to amend the Credit Agreement as follows:

          3.1 The fifth sentence in Section 4.12 of the Credit Agreement is hereby amended and restated to read as follows:

                  "As of the last annual valuation date prior to the date on which this representation is made or deemed made, the actuarial present value of all accumulated benefit obligations under the Single Employer Plans taken as a whole did not exceed the fair market value of the assets available for benefits under such Plans by an amount



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          which would be reasonably likely to result in a Material Adverse
          Effect (with all valuations determined in accordance with Statement of Financial Accounting Standards No. 87)."

          3.2 Section 6.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:


          "6.10   Additional Collateral.

                  (a) With respect to any Capital Stock of any newly created or acquired Subsidiary or any newly issued Capital Stock of any existing Subsidiary acquired after the Original Closing Date by the Borrower or any of its Subsidiaries that is intended to be subject to the Lien created by any of the Pledge Agreements but which is not so subject, promptly (and in any event within 30 days after the acquisition thereof): (i) execute and deliver to the Administrative Agent such amendments to the relevant Pledge Agreements or such other documents as the Administrative Agent shall deem necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a Lien on such Capital Stock, (ii) take all actions necessary or advisable to cause such Lien to be duly perfected in accordance with all applicable Requirements of Law, including delivering all such original certificates evidencing such Capital Stock to the Administrative Agent together with undated stock powers executed in blank therefor, and
          (iii) if requested by the Administrative Agent or the Required Lenders, deliver to the Administrative Agent legal opinions relating to the matters described in clauses (i) and (ii) immediately preceding, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent. Notwithstanding the foregoing, neither the Borrower nor any of its Subsidiaries shall be required to grant to the Administrative Agent a Lien upon the Capital Stock of any Immaterial Subsidiary; provided that if an Immaterial Subsidiary ceases to be an Immaterial Subsidiary, Borrower or the applicable Subsidiary, as the case may be, shall within thirty (30) days of such event comply with the foregoing requirements."

                  (b) With respect to any Person that, subsequent to the Original Closing Date, becomes a direct or indirect Subsidiary of the Borrower, promptly (and in any event within 30 days after such Person becomes a Subsidiary): (i) cause such new Subsidiary to become a party to the Subsidiary Guarantee and, to the extent such Subsidiary holds any Capital Stock of any Subsidiary that is not an Immaterial Subsidiary, to the Subsidiary Pledge Agreement and (ii) if requested by the Administrative Agent or the Required Lenders, deliver to the Administrative Agent legal opinions relating to the matters described in clause (i) immediately preceding, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent. Notwithstanding the foregoing, no Immaterial Subsidiary, Foreign Subsidiary or TCAS Subsidiary (except as provided below) of the Borrower or its Subsidiaries shall be required to execute a Subsidiary Guarantee or Subsidiary Pledge Agreement, and no more than 65% of the total combined voting power of the Capital Stock of or equity interests in (A) any direct or indirect Foreign Subsidiary of the Borrower or (B) any direct or indirect Subsidiary of the Borrower if more than 65% of the assets of such Subsidiary are securities of foreign companies (such determination to be made on the



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          basis of fair market value), and no Subsidiary of any Person described in clause (A) or (B), shall be required to be pledged hereunder; provided, that if, after the consummation of any sale of a portion of Capital Stock of the TCAS Subsidiary, the TCAS Subsidiary thereafter becomes a Wholly Owned Subsidiary, then the TCAS Subsidiary shall become a party to the Subsidiary Guarantee and Subsidiary Pledge Agreement and Borrower shall promptly (and in any event within 30 days after such event occurs) comply with the requirements of this subsection 6.10(b) with respect to the TCAS Subsidiary."

          3.3 Schedule 4.14 to the Credit Agreement is hereby amended and restated in its entirety to read as provided on Schedule 4.14 attached hereto.

          3.4 The last sentence in Section 10.6(c) of the Credit Agreement is hereby amended and restated in its entirety to read as provided below:

          "Notwithstanding any provision under this paragraph (c) and paragraph
          (f) of this subsection, the consent of the Borrower shall not be required for any assignment which occurs at any time when any events described in clause (a) or (f) of Section 8 shall have occurred and be continuing."

                  SECTION 4. OMNIBUS AMENDMENTS TO CERTAIN CREDIT DOCUMENTS. Subject to the satisfaction of each of the conditions to effectiveness set forth in Section 6 of this Amendment, Borrower and the Required Lenders hereby agree to amend the Pledge Agreements referenced below as follows:

          4.1 The definition of "Pledged Stock" in Section 1.1(b) of the Subsidiary Pledge Agreement is hereby amended and restated to read as follows:

                  " "Pledged Stock": with respect to any Grantor, the shares of Capital Stock listed on Schedule 1 opposite the name of such Grantor, together with any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of any Subsidiary of such Grantor, other than any Immaterial Subsidiary, that may be issued to or granted to, or held by, such Grantor while this Agreement is in effect; provided that if such Subsidiary is a Foreign Subsidiary or if more than 65% of the assets of such Subsidiary are securities of foreign companies (such determination to be made on the basis of fair market value), no more than 65% of the total combined voting power of the Capital Stock of such Subsidiary or any such other shares, stock certificates, options or rights with respect thereto shall be "Pledged Stock" hereunder."

          4.2 Section 3.5(a) of the Subsidiary Pledge Agreement is hereby amended and restated to read as follows:


                  "(a) The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Person owned by such Grantor that are required to be pledged pursuant to subsection 6.10(a) and (b) of the Credit Agreements."

          4.3 The first sentence of Section 4.2(a) of the Subsidiary Pledge Agreement is hereby amended and restated to read as follows:



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                  "If such Grantor shall become entitled to receive or shall receive any instruments, stock certificates (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), options or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or as a dividend or distribution thereunder, or otherwise in respect thereof, and subject to the proviso of the definition of "Pledged Stock" appearing in Section 1.1(b) of this Agreement, such Grantor shall accept the same as agent for the Agents and the Lenders, hold the same in trust for the Agents and the Lenders and promptly (and in any event within 60 days) deliver the same forthwith to the Administrative Agent in the exact form received, duly endorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power or endorsement covering such certificate or instrument, as applicable, duly executed in blank by such Grantor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations."

          4.4 The definition of "Pledged Stock" in Section 1.1(b) of the Borrower Pledge Agreement is hereby amended and restated to read as follows:

                  " "Pledged Stock": the shares of Capital Stock listed on
          Schedule 1, together with any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of any Subsidiary of the Borrower, other than any Immaterial Subsidiary, that may be issued or granted to, or held by, the Borrower while this Agreement is in effect; provided that if such Subsidiary is a Foreign Subsidiary or if more than 65% of the assets of such Subsidiary are securities of foreign companies (such determination to be made on the basis of fair market value), no more than 65% of the total combined voting power of the Capital Stock of such Subsidiary or any such other shares, stock certificates, options or rights with respect thereto shall be "Pledged Stock" hereunder."

          4.5 Section 3.4(a) of the Borrower Pledge Agreement is hereby amended and restated to read as follows:

                  "(a) The shares of Pledged Stock pledged by the Borrower hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Person owned by the Borrower that are required to be pledged pursuant to subsection 6.10(a) and (b) of the Credit Agreements."

          4.6 The first sentence of Section 4.2(a) of the Borrower Pledge Agreement is amended and restated to read as follows:

                  "If the Borrower shall become entitled to receive or shall receive any instruments, stock certificates (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), options or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as



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          a conversion of, or in exchange for, any shares of the Pledged Stock, or as a dividend or distribution thereunder, or otherwise in respect thereof, and subject to the proviso to the definition of "Pledged Stock" appearing in Section 1.1(b) of this Agreement, the Borrower shall accept the same as agent for the Agents and the Lenders, hold the same in trust for the Agents and the Lenders and promptly (and in any event within 60 days) deliver the same forthwith to the Administrative Agent in the exact form received, duly endorsed by the Borrower to the Administrative Agent, if required, together with an undated stock power or endorsement covering such certificate or instrument, as applicable, duly executed in blank by the Borrower and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations."

          4.7 The Borrower LLC Pledge Agreement as of January 11, 2002 between Borrower as the Administrative Agent is hereby amended by deleting the term "L-3 Communications TCAS, LLC" each place it appears therein and inserting "Aviation Communications & Surveillance Systems, LLC" in place thereof.

                  SECTION 5. CONDITIONS TO EFFECTIVENESS OF SECTIONS 1 AND 2. The provisions of Sections 1 and 2 of this Amendment shall be deemed effective as of the date when each of the following conditions have been satisfied (such effective date occurring upon satisfaction of such conditions being referred to herein as the "EXTENSION EFFECTIVE DATE"):

          5.1 The Borrower shall have delivered to Administrative Agent executed copies of this Amendment and each of the other Credit Parties shall have delivered to the Administrative Agent executed copies of the Guarantors' Consent and Acknowledgment to this Amendment in the form attached hereto; provided that if not all of the Lenders shall have complied with the condition set forth in Section 5.2 below, the Borrower shall have provided the Administrative Agent with the Exercise Notice;

          5.2 The Required Lenders, each of which shall be an Extending Lender, shall have delivered to the Administrative Agent an executed original or facsimile of a counterpart of this Amendment and, solely with respect to the waiver of the Nonconsenting Lender Notice Period provided in Section 1 hereof and the assignments of the Commitments and the Loan Exposure of each Nonconsenting Lender provided in Section 2 hereof, each Nonconsenting Lender shall have delivered to the Administrative Agent an executed original or facsimile counterpart of its signature page to this Amendment as a Nonconsenting Lender;

          5.3 The Administrative Agent shall have received a secretary's or assistant secretary's certificate of the Borrower certifying board resolutions authorizing the execution, delivery and performance of this Amendment by the Borrower; and

          5.4 The representations and warranties contained in Section 7 hereof shall be true and correct in all respects.

                  SECTION 6. CONDITIONS TO EFFECTIVENESS OF SECTIONS 3 AND 4. The provisions of Sections 3 and 4 of this Amendment shall be deemed effective as of the date when



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each of the following conditions have been satisfied (such effective date occurring upon satisfaction of such conditions being referred to herein as the "AMENDMENT EFFECTIVE DATE"):

          6.1 The Borrower shall have delivered to Administrative Agent executed copies of this Amendment and each of the other Credit Parties shall have delivered to the Administrative Agent executed copies of the Guarantors' Consent and Acknowledgment to this Amendment in the form attached hereto;

          6.2 The Required Lenders shall have delivered to the Administrative Agent an executed original or facsimile of a counterpart of this Amendment;

          6.3 The Administrative Agent shall have received a secretary's or assistant secretary's certificate of the Borrower certifying board resolutions authorizing the execution, delivery and performance of this Amendment by the Borrower;

          6.4 The representations and warranties contained in Section 7 hereof shall be true and correct in all respects; and

          6.5 All conditions to effectiveness set forth in Sections 4.1, 4.2, 4.3 and 4.4 in the Consent, Waiver and Omnibus Amendment Regarding Third Amended and Restated Credit Agreement of even date herewith shall have been satisfied.

                  SECTION 7. REPRESENTATIONS AND WARRANTIES. In order to induce Lenders to enter into this Amendment, the Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

          7.1 Authorization and Enforceability. (a) The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as modified by this Amendment (the "AGREEMENT"), (b) the execution and delivery of this Amendment has been duly authorized by all necessary corporate action on the part of the Borrower and (c) this Amendment and the Agreement have been duly executed and delivered by the Borrower and, when executed and delivered, will be the legally valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding, in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

          7.2 Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 4 of the Credit Agreement, after giving effect to the consents, waivers and amendments contained in Sections 1.2, 3 and 4 of this Amendment, are and will be true, correct and complete in all material respects on and as of the later of the Extension Effective Date and the Amendment Effective Date, to the same extent as though made on and as of such date, except that no representation or warranty is given with respect to the Capital Stock of any of the Additional Entities set forth on Annex 1.2 and except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.



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          7.3     Absence of Default and Setoff. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that constitutes a Default or an Event of Default and no defense, setoff or counterclaim of any kind, nature or description exists to the payment and performance of the obligations owing by Borrower to the Agents and the Lenders.

                  SECTION 8. MISCELLANEOUS.

          8.1 Effect on the Credit Agreement and the other Credit Documents. Except as specifically provided in this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or any of the other Credit Documents.

          8.2 Fees and Expenses. The Borrower acknowledges that all costs, fees and expenses as described in Section 10.5 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

          8.3 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


          8.4 SUBMISSION TO JURISDICTION; WAIVERS; WAIVER OF JURY TRIAL; ACKNOWLEDGMENTS; CONFIDENTIALITY. Each of the terms and conditions set forth in Sections 10.12, 10.13, 10.14 and 10.15 of the Credit Agreement are hereby incorporated into this Amendment as if set forth fully herein except that each reference to "Agreement" therein shall be deemed to be a reference to "Amendment" herein.

          8.5 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Except for the terms of Sections 1 and 2 hereof (which shall only become effective on the Extension Effective Date) and Sections 3 and 4 hereof (which shall only become effective on the Amendment Effective Date), this Amendment shall become effective upon the execution of a counterpart hereof by the Borrower and the Required Lenders and receipt by the Borrower and the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                           L-3 COMMUNICATIONS CORPORATION


                           By:
                              ---------------------------------------
                              Title:


                           BANK OF AMERICA, N.A.,
                           as Administrative Agent


                           By:
                              ---------------------------------------
                              Title:


                           BANK OF AMERICA, N.A.,
                           as a Lender


                           By:
                              ---------------------------------------
                              Title:


                           LEHMAN COMMERCIAL PAPER INC.,
                                 as Documentation Agent, Syndication Agent and as a Lender


                           By:
                              ---------------------------------------
                              Title:





















       [SIGNATURE PAGES TO CONSENT, WAIVER AND OMNIBUS AMENDMENT REGARDING
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                     Guarantors' Acknowledgment and Consent
                     --------------------------------------

                  Each of the undersigned hereby acknowledges receipt of the attached Amendment and consents to the execution and performance thereof by L-3 Communications Corporation. Each of the undersigned hereby also reaffirms that the guarantee and any applicable Pledge Agreement of such undersigned in favor of the Administrative Agent for the ratable benefit of the Lenders and the Agents remains in full force and effect and acknowledges and agrees that there is no defense, setoff or counterclaim of any kind, nature or description to obligations arising under such guarantee or any applicable Pledge Agreement.

Dated as of February 25, 2003

                           AMI INSTRUMENTS, INC.
                           APCOM, INC.
                           ATLANTIC SCIENCE AND TECHNOLOGY CORPORATION
                           CELERITY SYSTEMS INCORPORATED
                           COLEMAN RESEARCH CORPORATION
                           EER SYSTEMS, INC.
                           ELECTRODYNAMICS, INC.
                           HENSCHEL, INC.
                           HYGIENETICS ENVIRONMENTAL SERVICES, INC.
                           INTERSTATE ELECTRONICS CORPORATION
                           KDI PRECISION PRODUCTS, INC.
                           L-3 COMMUNICATIONS AIS GP CORPORATION
                           L-3 COMMUNICATIONS ANALYTICS CORPORATION
                           L-3 COMMUNICATIONS AYDIN CORPORATION
                           L-3 COMMUNICATIONS DBS MICROWAVE, INC.
                           L-3 COMMUNICATIONS ESSCO, INC.
                           L-3 COMMUNICATIONS HOLDINGS, INC.
                           L-3 COMMUNICATIONS ILEX SYSTEMS, INC.
                           L-3 COMMUNICATIONS INVESTMENTS INC.
                           L-3 COMMUNICATIONS SPD TECHNOLOGIES INC.
                           L-3 COMMUNICATIONS STORM CONTROL SYSTEMS, INC. MCTI ACQUISITION CORPORATION
                           MICRODYNE COMMUNICATIONS TECHNOLOGIES INCORPORATED MICRODYNE CORPORATION
                           MICRODYNE OUTSOURCING INCORPORATED
                           MPRI, INC.
                           PAC ORD, INC.
                           POWER PARAGON, INC.
                           SOUTHERN CALIFORNIA MICROWAVE INC.
                           SPD ELECTRICAL SYSTEMS, INC.
                           SPD HOLDINGS, INC.
                           SPD SWITCHGEAR, INC.


                           By:
                              -----------------------------------------
                              Name: Christopher C. Cambria
                              Title: Vice President and Secretary








  [SIGNATURE PAGES TO GUARANTORS' ACKNOWLEDGMENT TO CONSENT, WAIVER AND OMNIBUS
    AMENDMENT REGARDING SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                           L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P.


                           By:
                              ---------------------------------------
                           Name: Christopher C. Cambria
                           Title: Authorized Person






















  [SIGNATURE PAGES TO GUARANTORS' ACKNOWLEDGMENT TO CONSENT, WAIVER AND OMNIBUS
   AMENDMENT REGARDING SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                           THE BANK OF NEW YORK


                           By:
                              ------------------------------------
                              Title:


























       [SIGNATURE PAGES TO CONSENT, WAIVER AND OMNIBUS AMENDMENT REGARDING
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                           BANK ONE, N.A. (Main Office Chicago)


                           By:
                              -----------------------------------------
                              Title:























       [SIGNATURE PAGES TO CONSENT, WAIVER AND OMNIBUS AMENDMENT REGARDING
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                           FLEET NATIONAL BANK


                           By:
                              ---------------------------------------
                              Title:



























       [SIGNATURE PAGES TO CONSENT, WAIVER AND OMNIBUS AMENDMENT REGARDING
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                           CREDIT LYONNAIS NEW YORK BRANCH


                           By:
                              -------------------------------------------
                              Title:


















       [SIGNATURE PAGES TO CONSENT, WAIVER AND OMNIBUS AMENDMENT REGARDING
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                           WACHOVIA BANK NATIONAL ASSOCIATION
                           (f/k/a First Union Commercial Corporation)


                           By:
                              ---------------------------------------------
                              Title:

























       [SIGNATURE PAGES TO CONSENT, WAIVER AND OMNIBUS AMENDMENT REGARDING
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                           HSBC BANK USA


                           By:
                              ------------------------------------
                              Title:






















       [SIGNATURE PAGES TO CONSENT, WAIVER AND OMNIBUS AMENDMENT REGARDING
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                           THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND


                           By:
                              -------------------------------------
                              Title:
                           By:
                              -------------------------------------
                              Title:






















       [SIGNATURE PAGES TO CONSENT, WAIVER AND OMNIBUS AMENDMENT REGARDING
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                           COMERICA BANK


                           By:
                              ----------------------------------
                              Title:





























       [SIGNATURE PAGES TO CONSENT, WAIVER AND OMNIBUS AMENDMENT REGARDING
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                           CREDIT INDUSTRIEL ET COMMERCIAL


                           By:
                              ---------------------------------------
                              Title:






























       [SIGNATURE PAGES TO CONSENT, WAIVER AND OMNIBUS AMENDMENT REGARDING
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                           BARCLAYS BANK PLC

                           By:
                              -----------------------------------
                              Title:

























       [SIGNATURE PAGES TO CONSENT, WAIVER AND OMNIBUS AMENDMENT REGARDING
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                           SOCIETE GENERALE


                           By:
                              -----------------------------------
                              Title:


























       [SIGNATURE PAGES TO CONSENT, WAIVER AND OMNIBUS AMENDMENT REGARDING
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                           SUNTRUST BANK


                           By:
                              -----------------------------------
                              Title:






























       [SIGNATURE PAGES TO CONSENT, WAIVER AND OMNIBUS AMENDMENT REGARDING
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                           WEBSTER BANK


                           By:
                              ---------------------------------------
                              Title:


























      [SIGNATURE PAGES TO CONSENT, WAIVER AND OMNIBUS AMENDMENT REGARDING
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                           THE BANK OF NOVA SCOTIA


                           By:
                              ----------------------------------
                              Title:

























      [SIGNATURE PAGES TO CONSENT, WAIVER AND OMNIBUS AMENDMENT REGARDING
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                           CREDIT SUISSE FIRST BOSTON


                           By:
                              ----------------------------------------
                              Title:





























      [SIGNATURE PAGES TO CONSENT, WAIVER AND OMNIBUS AMENDMENT REGARDING
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                           NONCONSENTING LENDERS:

                           Each undersigned Nonconsenting Lender hereby consents to the waiver of the Nonconsenting Lender Notice Period set forth in Section 1 of this Amendment and agrees to the assignments of the Commitments and the Loan Exposure of such Nonconsenting Lender provided in Section 2 of this Amendment, but does not consent to any other term of this Amendment.

                                  GENERAL ELECTRIC CAPITAL CORPORATION

                                  By:
                                     ----------------------------------------
                                     Title:


                                  MIZUHO HOLDINGS, INC.
                                  (successor to The Fuji Bank, Limited, The
                                  Dai-Ichi Kanho Bank, Ltd. and The Industrial
                                  Bank of Japan, Limited)

                                  By:
                                     ----------------------------------------
                                     Title:
















      [SIGNATURE PAGES TO CONSENT, WAIVER AND OMNIBUS AMENDMENT REGARDING
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                           NONCONSENTING LENDERS:

                           The undersigned Nonconsenting Lender hereby consents to the waiver of the Nonconsenting Lender Notice Period set forth in Section 1 of this Amendment and agrees to the assignments of its Commitments and the Loan Exposure provided in Section 2 of this Amendment, but does not consent to any other term of this Amendment.

                                  THE MITSUBISHI TRUST AND BANKING CORPORATION


                                  By:
                                     ------------------------------------------
                                     Title:


                                  RZB FINANCE LLC


                                  By:
                                     ------------------------------------------
                                     Title:


                                  ERSTE BANK, NEW YORK

                                  By:
                                     ------------------------------------------
                                     Title:


















      [SIGNATURE PAGES TO CONSENT, WAIVER AND OMNIBUS AMENDMENT REGARDING
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                   SCHEDULE I
                                   ----------

                                                                      Schedule I
                                                                      ----------
                                                             To Credit Agreement

Lenders/Address for Notices                     Revolving 364-Day Commitment

LEHMAN COMMERCIAL PAPER INC.                             $24,916,666.66
c/o Lehman Brothers, Inc.
745 7th Avenue
New York, NY 10019

Attention:        Andrew Keith
Fax:              (646) 758-4656
Tel:              (212) 526-4059


BANK OF AMERICA, N.A.                                    $24,916,666.66
335 Madison Avenue
New York, NY 10017

Attention:        Igor Suica
Fax:              (212) 503-7771
Tel:              (212) 503-8101
with a copy to other parties listed in ss. 10.2 for BOA.


CREDIT LYONNAIS NEW YORK BRANCH                          $17,366,666.67
1301 Avenue of the Americas
New York, NY  10019-6022

Attention:        Scott R. Chappelka
Fax:              (212) 459-3179
Tel:              (212) 261-7316


FLEET NATIONAL BANK                                      $17,366,666.67
100 Federal Street MA DE 10010A
Boston, MA  02110

Attention:        Roger Boucher
Fax:              (617) 434-0601
Tel:              (617) 434-3951




                                  SCHED. I - 1

BARCLAYS BANK PLC                                        $17,366,666.67
222 Broadway, 8th Floor
New York, NY 10038

Attention:        Russell Johnson
Fax:              (212) 412-2441
Tel:              (212) 412-2895


BANK ONE, NA (MAIN OFFICE CHICAGO)                        $30,000,00.00
Mail Code: MI1-8073
611 Woodward Avenue
Detroit, MI 48226

Attention:        Latha Arabandi
Fax:              (313) 225-1671
Tel:              (313) 225-1783


THE BANK OF NEW YORK                                     $17,366,666.67
One Wall Street, 22nd Floor
New York, NY  10286

Attention:        Ken Sneider
Fax:              (212) 635-1480
Tel:              (212) 635-6863


SOCIETE GENERALE                                         $20,000,000.00
181 West Madison, Suite 3400
Chicago, IL  60602

Attention:        Joe Moreno
Fax:              (312) 578-5099
Tel:              (312) 578-5050


HSBC BANK USA                                             $8,333,333.33
452 Fifth Ave.
New York, NY  10018

Attention:        Bruce Wicks
Fax:              (212) 525-2556
Tel:              (212) 525-2543


WACHOVIA BANK NATIONAL ASSOCIATION                       $17,366,666.67
1339 Chestnut Street
Philadelphia, PA  19107

Attention:        Robert McGill
Fax:              (267) 321-6218
Tel:              (267) 321-6702

















                                  SCHED. I - 2

COMERICA BANK                                             $6,666,666.67
500 Woodward Avenue
9th Floor, MC 3279
Detroit, MI  48275-3280

Attention:        Joel S. Gordon
Fax:              (313) 222-3330
Tel:              (313) 222-3647


CREDIT INDUSTRIEL ET COMMERCIAL                          $11,666,666.67
520 West Madison Avenue, 37th Floor
New York, NY  10022

Attention:        Brian O'Leary
Fax:              (212) 715-4535
Tel:              (212) 715-4422


THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND           $5,000,000.00
LaTouche House, I.F.S.C.
Dublin 1
Ireland

Attention:        Olivia Barrier
Fax:              011-353-1-829-0129
Tel:              011-353-1-611-5364


SUNTRUST BANK                                            $15,000,000.00
25 Park Place
Atlanta, GA  30303

Attention:        Richard Wilson
Fax:              (404) 575-2693
Tel:              (404) 230-5426


WEBSTER BANK                                              $3,333,333.33
CitiPlace II,
185 Asylum Street
Hartford, CT 06103

Attention:        John Gilsenan
Fax:              (860) 947-1872
Tel:              (860) 692-1343


BANK OF NOVA SCOTIA                                       $8,333,333.33
One Liberty Plaza, 26th Floor
New York, NY 10006

Attention:        Ben Sileo
Fax:              (212) 225-5076
Tel:              (212) 225-5090






                                  SCHED. I - 3

CREDIT SUISSE FIRST BOSTON                                $5,000,000.00
11 Madison Ave., 20th Floor
New York, NY 10010-3629

Attention:        Karl Studee
Fax:              (212) 325-8326
Tel:              (212) 325-9163






















                                  SCHED. I - 4

                          SCHEDULE 4.14 - SUBSIDIARIES
                          ----------------------------


               L-3 COMMUNICATIONS HOLDINGS, INC. AND SUBSIDIARIES
                             AS OF FEBRUARY 20, 2003


L-3 Communications Holdings, Inc.
  L-3 Communications Corporation
   AMI Instruments, Inc.
   Aviation Communications & Surveillance Systems, LLC (70%)
     ACSS - NZSC Limited (70%)
     Honeywell TCAS Inc. (70%)
   C3-ilex, LLC (25.2%)
   Delsub, Inc.
   Digital Technics, L.L.C.
     Digital Technics, L.P. (25% + 75%)
   EER Systems, Inc.
   Electrodynamics, Inc.
   Hygienetics Environmental Services, Inc.
   L-3 Communications IMC Corporation
   Interstate Electronics Corporation
   KDI Precision Products, Inc.
   L-3 Canada Acquisition Inc.
     Wescam Inc.
      1374474 Ontario Inc.
      1415645 Ontario Inc.
       3052893 Nova Scotia Company
        Applied Physics Specialties Ltd.
      1179023 Ontario Ltd
      3033544 Nova Scotia Company
      Film Europe Limited (20%)
      Mosaic Mapping Inc. (14%)
      New Vision Group Inc. (10%)
      Wescam Asia Pte Ltd (50%)
      Wescam Europe Limited
      Wescam Financial (U.S.A.) LLC (99.9% + .1%)
      Wescam Holdings (US) Inc. (94.3% + 5.7%)
       Broadcast Sports Inc.
       Troll Technology Corp
       Wescam Incorporated
        Wescam Air Ops Inc.
             Wescam Air Ops LLC
       Wescam Sonoma Inc.
      Wescam LLC
   L-3 Communications AIS GP Corporation
     L-3 Communications Intergrated Systems L.P. (1%+99%)
    L-3 Communications Analytics Corporation
         Kapos Associates Inc.
   L-3 Communications Atlantic Science & Technology Corporation
   L-3 Communications Australia Proprietary Limited
   L-3 Communications Australia Pty Ltd
   L-3 Communications Aydin Corporation


                                 Sched. 4.14 - 1

                             AS OF FEBRUARY 20, 2003

     Aydin Foreign Sales Limited
     Aydin S.A.  (19%)
     L-3 Communications Global Network Solutions U.K. Ltd.
     L-3 Communications Investments Inc.
      Aydin Yazilim ve Elektronik Sanayi A.S. (40%)
   L-3 Communications Canada Inc.
     Spar Aerospace Limited
      3023001 Canada Inc.
      Godfrey Aerospace Inc.
      International Aerospace Management Company Scrl (20%)
      Sovcan Star Satellite Communications Inc. (34%)
      Spar Aviation Services (U.S.) Limited
   L-3 Communications ESSCO, Inc.
     Electronic Space Systems International Corp.
     Electronic Space Systems (UK) Limited   (90%)
     ESSCO Collins Limited   (99.99%)
   L-3 Communications Holding GmbH
     L-3 Communications ELAC Nautik GmbH
      Arbeitsmedizinische Betreungsgesellschaft Kieler Bertriebe mbH (50%)
      ELAC Nautik Unterstutzungskasse GmbH
     Power Paragon (Deutschland) Holding GmbH (99% +1%)
      EuroAtlas Gesellschaft fur Leistungselektronik mbH
      JovyAtlas Elektrische Umformtechnik GmbH
        Astrid Energy Enterprises S.R.L (10%)
      Narda Safety Test Solutions GmbH
        PMM Costruzioni Electtroniche Centro Misure Radioelettriche S.r.l. (98%)
           EMC S.r.l. (33%)
   L-3 Communications Hong Kong Limited
   L-3 Communications ILEX Systems, Inc.
     ITel Solutions, LLC  (50%)
     Telos Corporation
   L-3 Communications Korea Corporation
   L-3 Communications Malaysia Sdn. Bhd.
   L-3 Communications Secure Information Technology, Inc.
   L-3 Communications Security and Detection Systems Corporation California
   L-3 Communications Security and Detection Systems Corporation Delaware
   L-3 Communications Security Systems Corporation
   L-3 Communications SPD Technologies, Inc.
            SPD Holdings, Inc.
              Henschel Inc.
              Pac Ord Inc.
              Power Paragon, Inc.
              SPD Electrical Systems, Inc.
              SPD Switchgear Inc.
   L-3 Communications Storm Control Systems, Inc.
   L-3 Communications TMA Corporation
   L-3 Communications U.K. Ltd.
     Storm Control Systems Limited
   L-3 Communications Westwood Corporation
   L-3 Satellite Networks, LLC



                                 Sched. 4.14 - 2

                             AS OF FEBRUARY 20, 2003

   LogiMetrics, Inc. (55%)
     Logimetrics FSC, Inc. (55%)
     mmTECH, INC. (55%)
   L-Tres Comunicaciones Costa Rica, S.A.
   Medical Education Technologies, Inc.  (31.67%)
   Microdyne Corporation
     Microdyne Communications Technologies Incorporated
      MCTI Acquisition Corporation
       Apcom, Inc.
       Celerity Systems Incorporated
     Microdyne Ltd.
     Microdyne Outsourcing Incorporated
   MPRI, Inc.
     Ship Analytics, Inc.
      Ship Analytics International, Inc.
      Ship Analytics USA, Inc.
   Southern California Microwave, Inc.
   SYColeman Corporation
   TrexCom (Asia) PTE, Ltd.
   Wolf Coach, Inc.


















                                 Sched. 4.14 - 3


                                                ANNEX 1.2 - ADDITIONAL ENTITIES
                                                -------------------------------

        -------------- -------------------------------------------- ------------- ------------------------------
        NO.            SUBSIDIARY                                   STATE OF      PARENT COMPANY
                                                                    ORG.
        -------------- -------------------------------------------- ------------- ------------------------------
        1              Ship Analytics, Inc.                         CT            MPRI, Inc.
        -------------- -------------------------------------------- ------------- ------------------------------

        2              Ship Analytics USA, Inc.                     CT            Analytics
        -------------- -------------------------------------------- ------------- ------------------------------

        3              Ship Analytics International, Inc.           DE            Analytics
        -------------- -------------------------------------------- ------------- ------------------------------

        4              Wescam Sonoma Inc.                           CA            Wescam Holdings
        -------------- -------------------------------------------- ------------- ------------------------------

        5              Wescam Air Ops Inc.                          DE            Incorporated
        -------------- -------------------------------------------- ------------- ------------------------------

        6              Wescam Incorporated                          FL            Wescam Holdings
        -------------- -------------------------------------------- ------------- ------------------------------

        7              Wescam Holdings (US) Inc.                    DE            Borrower
        -------------- -------------------------------------------- ------------- ------------------------------

        8              Troll Technology Corporation                 CA            Wescam Holdings
        -------------- -------------------------------------------- ------------- ------------------------------

        9              Broadcast Sports Inc.                        DE            Wescam Holdings
        -------------- -------------------------------------------- ------------- ------------------------------

        10             L-3 Communications TMA Corporation           VA            Borrower
        -------------- -------------------------------------------- ------------- ------------------------------

        11             L-3 Communications Security and Detection    CA            Borrower
                       Systems Corporation California
        -------------- -------------------------------------------- ------------- ------------------------------

        12             L-3 Communications Security and Detection    DE            Borrower
                       Systems Corporation Delaware
        -------------- -------------------------------------------- ------------- ------------------------------

        13             L-3 Communications IMC Corporation           CT            Borrower
        -------------- -------------------------------------------- ------------- ------------------------------

        14             L-3 Communications Westwood Corporation      NV            Borrower
        -------------- -------------------------------------------- ------------- ------------------------------

        15             Aviation Communications & Surveillance       DE            Borrower
                       Systems, LLC
        -------------- -------------------------------------------- ------------- ------------------------------

        16             Telos Corporation                            CA            L-3 Communications ILEX
                                                                                  Systems
        -------------- -------------------------------------------- ------------- ------------------------------

        17             Wolf Coach, Inc.                             MA            Borrower
        -------------- -------------------------------------------- ------------- ------------------------------

        18             Wescam Air Ops LLC                           DE            Incorporated
        -------------- -------------------------------------------- ------------- ------------------------------

        19             Wescam LLC                                   DE            Borrower
        -------------- -------------------------------------------- ------------- ------------------------------


                                  ANNEX 1.2 - 1